Exhibit 99.1


                     Transatlantic Holdings, Inc.
         Announces 32.5% Increase in Third Quarter Net Income


    NEW YORK--(BUSINESS WIRE)--Oct. 25, 2007--Transatlantic Holdings, Inc. (NYSE: TRH) today reported that its net income for the third quarter of 2007 increased 32.5% to $141.7 million, or $2.12 per common share (diluted), compared to $106.9 million, or $1.61 per common share (diluted), in the third quarter of 2006. Net income for the first nine months of 2007 increased 19.6% to $374.6 million, or $5.62 per common share (diluted), compared to $313.4 million, or $4.73 per common share (diluted), in the first nine months of 2006.

    Commenting on results, Robert F. Orlich, President and Chief
Executive Officer said, "Transatlantic's strong underwriting performance, which benefited from favorable loss experience in property lines, helped fuel our record net income reported this quarter. In addition, our continued strong operating cash flow contributed to solid year over year net investment income growth. Our annualized GAAP return on equity for the first nine months of 2007 was 16.0%.

    "As competitive conditions prevail in most markets around the world, we are maintaining underwriting discipline in working through the cyclical pricing pressures that invariably result from strong industry performance. Our premium growth in 2007 compared to the same 2006 periods is primarily attributable to new initiatives, both domestically and overseas, and the strengthening of major foreign currencies against the U.S. dollar. Our superior financial strength and broad involvement in important markets around the world continue to serve us well."

    Income before income taxes for the third quarter of 2007 amounted to $174.7 million compared to $131.1 million in the third quarter of 2006. These results include pre-tax realized net capital gains of $14.7 million and $2.1 million in the third quarter of 2007 and 2006, respectively. For the first nine months of 2007, income before income taxes amounted to $463.3 million compared to $391.0 million in the first nine months of 2006. These results include pre-tax realized net capital gains of $32.0 million and $6.5 million in the first nine months of 2007 and 2006, respectively.

    Income before income taxes in the third quarter and first nine months of 2007 also includes estimated pre-tax net catastrophe costs of $2.9 million and $56.6 million, respectively. The computation of these costs involves a significant amount of judgment and is based on information presently available. Net catastrophe costs included in income before income taxes for the third quarter and first nine months of 2006 totaled $4.1 million and $18.8 million, respectively.

    Net premiums written for the third quarter of 2007 amounted to $984.6 million compared to $895.3 million in the third quarter of 2006, an increase of 10.0%. Net premiums written for the first nine months of 2007 increased 8.4% to $2,951.9 million compared to $2,723.3 million in the first nine months of 2006. (Refer to the table in the Consolidated Statistical Supplement presenting the effect of changes in foreign currency exchange rates on the increase in net premiums written between periods.) International business represented 50% of net premiums written in the first nine months of 2007 versus 52% in the comparable 2006 period.

    Net losses and loss adjustment expenses incurred include estimated net adverse development related to losses (including catastrophe events) occurring in prior years which totaled $47 million and $89 million for the first nine months of 2007 and 2006, respectively.

    The combined ratio for the third quarter of 2007 was 93.7% versus 96.0% in the third quarter of 2006. The combined ratio for the first nine months of 2007 was 95.4% versus 96.2% in the first nine months of 2006. The aggregate net impact of pre-tax catastrophe costs and estimated net adverse development related to losses occurring in prior years added 1.2% and 2.7% to the combined ratio for the third quarter of 2007 and 2006, respectively, and 3.4% and 3.1% to the combined ratio for the first nine months of 2007 and 2006, respectively.

    Net loss and loss adjustment expense reserves increased $218.2 million during the third quarter of 2007, bringing the amount of such reserves to $6.67 billion at September 30, 2007. (Refer to the analysis of changes in net loss and loss adjustment expense reserves in the Consolidated Statistical Supplement for additional information.)

    TRH's loss and loss adjustment expense ratio represents net losses and loss adjustment expenses expressed as a percentage of net premiums earned. The underwriting expense ratio represents the sum of net commissions and other underwriting expenses expressed as a percentage of net premiums written. The combined ratio represents the sum of the loss and loss adjustment expense ratio and the underwriting expense ratio. Net loss and loss adjustment expense reserves represent unpaid losses and loss adjustment expenses, net of related reinsurance recoverable. The combined ratio and its components, as well as net loss and loss adjustment expense reserves, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities, as these are standard measures in the insurance and reinsurance industries. Annualized GAAP return on equity for the first nine months of 2007 represents the first nine months' net income multiplied by four-thirds expressed as a percentage of average stockholders' equity for the first nine months of 2007.

    Net investment income increased 5.1% in the third quarter of 2007 to $112.2 million compared to $106.8 million reported in the third quarter of 2006. For the first nine months of 2007, net investment income increased 9.7% to $347.7 million compared to $317.0 million in the same prior year period. At September 30, 2007, investments and cash totaled $12.37 billion. (Refer to the analysis of net investment income in the Consolidated Statistical Supplement for additional information.)

    At September 30, 2007, TRH's consolidated assets and stockholders' equity were $15.13 billion and $3.29 billion, respectively. Book value per common share was $49.77.

    In the third quarter of 2007, the Board of Directors declared a quarterly cash dividend of $0.16 per common share to stockholders of record as of November 23, 2007, payable on December 7, 2007.

    Visit -- www.transre.com -- for additional information about TRH.



Caution concerning forward-looking statements:


    This press release contains forward-looking statements, including management's beliefs about market conditions and expectations regarding the aggregate net impact on operating results from recent catastrophe losses, within the meaning of the U.S. federal securities laws. These forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks. Please refer to TRH's Annual Report on Form 10-K for the year ended December 31, 2006, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007 as well as its future filings and reports filed with or furnished to the Securities and Exchange Commission for a description of the business environment in which TRH operates and the important factors, risks and uncertainties that may affect its business and financial results. If any assumptions or opinions prove incorrect, any forward-looking statements made on that basis may also prove materially incorrect. TRH is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

    Transatlantic Holdings, Inc. (TRH) is a leading international reinsurance organization headquartered in New York, with operations also based in Arlington, Chicago, Columbus, Overland Park, San Francisco, Toronto, Miami (serving Latin America and the Caribbean), Panama, Buenos Aires, Rio de Janeiro, London, Paris, Zurich, Stockholm, Warsaw, Johannesburg, Hong Kong, Shanghai, Tokyo and Sydney. Its subsidiaries, Transatlantic Reinsurance Company(R), Trans Re Zurich and Putnam Reinsurance Company, offer reinsurance capacity on both a treaty and facultative basis -- structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.



            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data

Statement of Operations Data:
                                         Three Months Ended
                                            September 30,
                                       -----------------------
                                          2007        2006     Change
                                       ----------- ----------- -------
                                       (in thousands, except per share
                                                    data)
Revenues:
  Net premiums written                 $  984,624  $  895,271    10.0%
  (Increase) decrease in net unearned
   premiums                               (24,817)        323
                                       ----------- -----------
  Net premiums earned                     959,807     895,594     7.2
  Net investment income                   112,244     106,773     5.1
  Realized net capital gains               14,723       2,097
                                       ----------- -----------
       Total revenues                   1,086,774   1,004,464     8.2
                                       ----------- -----------

Expenses:
  Net losses and loss adjustment
   expenses                               630,053     608,611
  Net commissions                         249,344     225,728
  Other underwriting expenses              26,597      25,710
  Increase in deferred acquisition
   costs                                   (7,833)        (77)
  Interest on senior notes                 10,856      10,852
  Other, net                                3,017       2,496
                                       ----------- -----------
       Total expenses                     912,034     873,320
                                       ----------- -----------

Income before income taxes                174,740     131,144    33.2
Income taxes                               33,014      24,201
                                       ----------- -----------
Net income                             $  141,726  $  106,943    32.5
                                       =========== ===========

----------------------------------------------------------------------
Net income per common share:
  Basic                                $     2.14  $     1.62    32.2
  Diluted                                    2.12        1.61    31.6

Cash dividends per common share             0.160       0.135    18.5

Weighted average common
  shares outstanding:
  Basic                                    66,148      65,961
  Diluted                                  66,732      66,267

----------------------------------------------------------------------
Ratios:
  Loss and loss adjustment expense           65.7 %      67.9 %
  Underwriting expense                       28.0        28.1
  Combined                                   93.7        96.0

----------------------------------------------------------------------


Statement of Operations Data:
                                          Nine Months Ended
                                            September 30,
                                       -----------------------
                                          2007        2006     Change
                                       ----------- ----------- -------
                                       (in thousands, except per share
                                                    data)
Revenues:
  Net premiums written                 $2,951,872  $2,723,277     8.4%
  (Increase) decrease in net unearned
   premiums                               (78,834)    (10,821)
                                       ----------- -----------
  Net premiums earned                   2,873,038   2,712,456     5.9
  Net investment income                   347,665     317,020     9.7
  Realized net capital gains               32,002       6,477
                                       ----------- -----------
       Total revenues                   3,252,705   3,035,953     7.1
                                       ----------- -----------

Expenses:
  Net losses and loss adjustment
   expenses                             1,947,623   1,860,306
  Net commissions                         736,041     681,591
  Other underwriting expenses              80,227      69,993
  Increase in deferred acquisition
   costs                                  (21,256)     (7,128)
  Interest on senior notes                 32,564      32,552
  Other, net                               14,237       7,629
                                       ----------- -----------
       Total expenses                   2,789,436   2,644,943
                                       ----------- -----------

Income before income taxes                463,269     391,010    18.5
Income taxes                               88,652      77,655
                                       ----------- -----------
Net income                             $  374,617  $  313,355    19.6
                                       =========== ===========

----------------------------------------------------------------------
Net income per common share:
  Basic                                $     5.67  $     4.75    19.3
  Diluted                                    5.62        4.73    18.9

Cash dividends per common share             0.455       0.390    16.7

Weighted average common
  shares outstanding:
  Basic                                    66,098      65,940
  Diluted                                  66,604      66,242

----------------------------------------------------------------------
Ratios:
  Loss and loss adjustment expense           67.8 %      68.6 %
  Underwriting expense                       27.6        27.6
  Combined                                   95.4        96.2




            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data
            As of September 30, 2007 and December 31, 2006

Balance Sheet Data:
                                                 2007         2006
                                             ------------ ------------
                                              (in thousands, except
                                                    share data)
                 ASSETS
Investments and cash:
 Fixed maturities:
  Held to maturity, at amortized cost (fair
   value: 2007-$1,273,356; 2006-$1,291,634)  $ 1,250,977  $ 1,254,017
  Available for sale, at fair value
   (amortized cost: 2007-$7,773,877; 2006-
   $6,943,290) (pledged, at fair value:
   2007-$1,846,337; 2006-$1,577,864)           7,802,632    7,061,090
 Equities:
  Available for sale, at fair value:
      Common stocks (cost: 2007-$581,378;
       2006-$541,189) (pledged, at fair
       value: 2007-$34,938; 2006-$41,187)        609,323      571,422
      Nonredeemable preferred stocks (cost:
       2007-$201,961; 2006-$229,066)             200,025      236,846
  Trading, at fair value, principally common
   stocks (cost: 2007-$43,852; 2006-$37,397)
   (pledged, at fair value: 2007-$4,250)          44,316       38,232
 Other invested assets                           246,209      231,502
 Securities lending collateral                 1,919,717    1,694,841
 Short-term investments, at cost
  (approximates fair value)                       67,571       42,882
 Cash and cash equivalents                       226,069      205,264
                                             ------------ ------------
      Total investments and cash              12,366,839   11,336,096
Accrued investment income                        146,076      129,759
Premium balances receivable, net                 687,948      708,579
Reinsurance recoverable on paid and unpaid
 losses and loss adjustment expenses           1,087,741    1,395,192
Deferred acquisition costs                       252,436      231,180
Prepaid reinsurance premiums                      90,890       68,647
Deferred income taxes                            341,602      310,967
Other assets                                     160,250       88,044
                                             ------------ ------------
      Total assets                           $15,133,782  $14,268,464
                                             ============ ============
   LIABILITIES AND STOCKHOLDERS' EQUITY
Unpaid losses and loss adjustment expenses   $ 7,679,290  $ 7,467,949
Unearned premiums                              1,256,053    1,144,022
Securities lending payable                     1,937,140    1,694,841
5.75% senior notes due December 14, 2015:
 Affiliates                                      448,112      447,980
 Other                                           298,742      298,653
Other liabilities                                221,505      256,749
                                             ------------ ------------
      Total liabilities                       11,840,842   11,310,194
                                             ------------ ------------

Preferred Stock, $1.00 par value; shares
 authorized: 5,000,000; none issued                    -            -
Common Stock, $1.00 par value; shares
 authorized: 100,000,000; shares issued:
 2007-67,150,849; 2006-67,026,608                 67,151       67,027
Additional paid-in capital                       242,613      228,480
Accumulated other comprehensive income            18,449       42,626
Retained earnings                              2,986,646    2,642,056
Treasury Stock, at cost; 988,900 shares of
 common stock                                    (21,919)     (21,919)
                                             ------------ ------------
      Total stockholders' equity               3,292,940    2,958,270
                                             ------------ ------------
      Total liabilities and stockholders'
       equity                                $15,133,782  $14,268,464
                                             ============ ============




            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data



Condensed Cash Flow Data:
                        Three Months Ended       Nine Months Ended
                           September 30,           September 30,
                       --------------------- -------------------------
                          2007       2006        2007         2006
                       ---------- ---------- ------------ ------------
                                       (in thousands)
Net cash provided by
 operating
 activities            $ 353,103  $ 229,059  $   712,680  $   633,502
                       ---------- ---------- ------------ ------------

Cash flows from
 investing
 activities:
 Proceeds of fixed
  maturities
  available for sale
  sold                   175,761     90,796      928,913      457,477
 Proceeds of fixed
  maturities
  available for sale
  redeemed
  or matured             141,197     67,161      421,903      271,484
 Proceeds of
  equities available
  for sale sold          360,584    446,537      902,011      745,784
 Purchase of fixed
  maturities
  available for sale    (734,663)  (420,957)  (2,063,363)  (1,156,588)
 Purchase of
  equities available
  for sale              (353,439)  (493,590)    (881,060)    (942,388)
 Net sale of other
  invested assets            952      1,385        4,677        5,654
 Net change in
  securities lending
  collateral            (287,318)  (128,362)    (199,541)  (1,074,090)
 Net purchase of
  short-term
  investments            (10,556)   (18,680)     (21,336)     (16,298)
 Change in other
  liabilities for
  securities in course
  of settlement           69,190     47,249       39,268        4,175
 Other, net                7,530      3,162       (1,507)       7,351
                       ---------- ---------- ------------ ------------
  Net cash used in
   investing
   activities           (630,762)  (405,299)    (870,035)  (1,697,439)
                       ---------- ---------- ------------ ------------
Cash flows from
 financing
 activities:
 Net change in
  securities lending
  payable                287,318    128,362      199,541    1,074,090
 Dividends to
  stockholders           (10,585)    (8,905)     (28,427)     (24,729)
 Proceeds from
  common stock
  issued                   1,323        559        4,302        1,993
 Other, net                    -      1,395          116          317
                       ---------- ---------- ------------ ------------
  Net cash provided
   by financing
   activities            278,056    121,411      175,532    1,051,671
                       ---------- ---------- ------------ ------------
Effect of exchange
 rate changes on cash
 and cash equivalents      2,017       (406)       2,628        3,255
                       ---------- ---------- ------------ ------------
  Change in cash and
   cash equivalents        2,414    (55,235)      20,805       (9,011)
Cash and cash
 equivalents,
 beginning of period     223,655    244,344      205,264      198,120
                       ---------- ---------- ------------ ------------
  Cash and cash
   equivalents, end
   of period           $ 226,069  $ 189,109  $   226,069  $   189,109
                       ========== ========== ============ ============

Supplemental cash
 flow information:
 Income taxes paid,
  net                  $  38,888  $  24,301  $   153,079  $    42,177
 Interest paid on
  senior notes                 -          -       21,563       21,563




            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data



Comprehensive Income Data:
                              Three Months Ended    Nine Months Ended
                                 September 30,        September 30,
                              -------------------  -------------------
                                2007      2006       2007      2006
                              --------- ---------  --------- ---------
                                           (in thousands)
Net income                    $141,726  $106,943   $374,617  $313,355
                              --------- ---------  --------- ---------

Other comprehensive income
 (loss):
   Net unrealized appreciation
    (depreciation) of
    investments, net of tax:
     Net unrealized holding
      gains (losses)            36,686   148,955    (84,933)  (10,848)
     Deferred income tax
      (charge) benefit on
      above                    (12,840)  (52,136)    29,727     3,795
     Reclassification
      adjustment for gains
      included in net income   (17,011)   (3,912)   (43,397)   (8,219)
     Deferred income tax
      benefit on above           5,954     1,370     15,189     2,877
                              --------- ---------  --------- ---------
                                12,789    94,277    (83,414)  (12,395)
                              --------- ---------  --------- ---------

   Net unrealized currency
    translation gain (loss),
    net of tax:
     Net unrealized currency
      translation gain (loss)   60,977    (2,426)    91,134     7,834
     Deferred income tax
      (charge) benefit on
      above                    (21,342)      849    (31,897)   (2,742)
                              --------- ---------  --------- ---------
                                39,635    (1,577)    59,237     5,092
                              --------- ---------  --------- ---------

       Other comprehensive
        income (loss)           52,424    92,700    (24,177)   (7,303)
                              --------- ---------  --------- ---------

Comprehensive income          $194,150  $199,643   $350,440  $306,052
                              ========= =========  ========= =========




            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement


Supplemental Premium Data:
                             Three Months Ended    Nine Months Ended
                                September 30,        September 30,
                             ------------------- ---------------------
                                2007      2006      2007       2006
                             --------- --------- ---------- ----------
                                          (in thousands)
Net premiums written by
 office:

    Domestic                 $ 472,368 $ 419,892 $1,482,348 $1,309,734
                             --------- --------- ---------- ----------

    International:

          Europe:
              London           210,363   191,357    600,636    556,082
              Paris             85,893    80,900    257,429    244,681
              Zurich           101,615    83,910    265,711    248,060
                             --------- --------- ---------- ----------
                               397,871   356,167  1,123,776  1,048,823
                             --------- --------- ---------- ----------

          Other:
              Toronto           28,918    28,566     75,421     73,308
              Miami (Latin
               America and
               the
               Caribbean)       58,319    61,612    170,403    185,187
              Hong Kong         21,251    21,384     65,826     71,927
              Tokyo              5,897     7,650     34,098     34,298
                             --------- --------- ---------- ----------
                               114,385   119,212    345,748    364,720
                             --------- --------- ---------- ----------

    Total international        512,256   475,379  1,469,524  1,413,543
                             --------- --------- ---------- ----------

Total net premiums written   $ 984,624 $ 895,271 $2,951,872 $2,723,277
                             ========= ========= ========== ==========


Net effect of changes in
 foreign currency exchange
 rates on the increase in
 net premiums written in
 2007 as compared to 2006:
                               Three     Nine
                              Months    Months
                               Ended     Ended
                             September September
                                30,       30,
                             --------- ---------
    Increase in original
     currency                      7.6%      6.4%
    Foreign exchange effect        2.4       2.0
                             --------- ---------
    Increase as reported in
     U.S. dollars                 10.0%      8.4%
                             ========= =========




            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement


Supplemental Premium Data (continued):

Other net premiums written data (estimated):

                            Three Months Ended    Nine Months Ended
                               September 30,        September 30,
                            ------------------- ---------------------
                               2007      2006      2007       2006
                            ---------- -------- ---------- ----------

 Treaty                           96.2%    94.0%      96.2%      95.0%
 Facultative                       3.8      6.0        3.8        5.0
                            ---------- -------- ---------- ----------
                                 100.0%   100.0%     100.0%     100.0%
                            ========== ======== ========== ==========

 Property                         28.7%    23.7%      29.5%      26.9%
 Casualty                         71.3     76.3       70.5       73.1
                            ---------- -------- ---------- ----------
                                 100.0%   100.0%     100.0%     100.0%
                            ========== ======== ========== ==========

Total gross premiums
 written (in thousands)     $1,043,625 $973,255 $3,214,939 $3,014,163
                            ========== ======== ========== ==========

Source of gross premiums
 written:

 Affiliates                       11.7%    13.4%      13.2%      15.2%
 Other                            88.3     86.6       86.8       84.8
                            ---------- -------- ---------- ----------
                                 100.0%   100.0%     100.0%     100.0%
                            ========== ======== ========== ==========


Supplemental Net Loss and
 Loss Adjustment Expense
 Reserve Data:

Changes in net loss and
 loss adjustment expense
 reserves:
                            Three Months Ended    Nine Months Ended
                               September 30,        September 30,
                            ------------------- ---------------------
                               2007      2006      2007       2006
                            ---------- -------- ---------- ----------
                                          (in millions)
 Reserve for net unpaid
  losses and loss
  adjustment expenses at
  beginning of period       $  6,450.5 $5,892.7 $  6,207.2 $  5,690.4
 Net losses and loss
  adjustment expenses
  incurred                       630.1    608.6    1,947.6    1,860.3
 Net losses and loss
  adjustment expenses paid       434.9    390.6    1,540.9    1,545.8
 Foreign exchange effect          23.0      7.2       54.8      113.0
                            ---------- -------- ---------- ----------
 Reserve for net unpaid
  losses and loss
  adjustment expenses at
  end of period             $  6,668.7 $6,117.9 $  6,668.7 $  6,117.9
                            ========== ======== ========== ==========




        Transatlantic Holdings, Inc. and Subsidiaries
             Consolidated Statistical Supplement

Supplemental Investment Data:
Net investment income:
                                 Three Months Ended  Nine Months Ended
                                   September 30,       September 30,
                                -------------------- -----------------
                                 2007       2006       2007     2006
                                ------- ------------ --------- -------
                                            (in millions)
 Fixed maturities               $101.3  $      88.8  $  291.5  $262.1
 Equities                          5.3          8.9      20.8    19.0
 Other invested assets
    (including limited
     partnerships)                 3.8          4.6      27.5    28.0
 Other                             4.3          7.1      14.8    16.3
                                ------- ------------ --------- -------
    Total investment income      114.7        109.4     354.6   325.4
 Investment expenses              (2.5)        (2.6)     (6.9)   (8.4)
                                ------- ------------ --------- -------
    Net investment income       $112.2  $     106.8  $  347.7  $317.0
                                ======= ============ ========= =======


Investments by category:
                                          September 30, 2007
                                        ----------------------
                                           Amount     Percent
                                        ------------ ---------
                                        (dollars in thousands)
 Fixed maturities:
    Held to maturity (at amortized
     cost):
       Domestic municipal               $ 1,250,977      10.1 %
                                        ------------ ---------

    Available for sale (at fair
     value):
       Corporate                          2,025,158      16.4
       U.S. Government and government
        agencies                            330,487       2.7
       Foreign government                   306,672       2.5
       Domestic and foreign
        municipal                         5,140,315      41.5
                                        ------------ ---------
                                          7,802,632      63.1
                                        ------------ ---------
          Total fixed maturities          9,053,609      73.2
                                        ------------ ---------
 Equities:
    Available for sale:
       Common stocks                        609,323       4.9
       Nonredeemable preferred stocks       200,025       1.6
                                        ------------ ---------
                                            809,348       6.5
    Trading, principally common
     stocks                                  44,316       0.4
                                        ------------ ---------
          Total equities                    853,664       6.9
                                        ------------ ---------
 Other invested assets                      246,209       2.0
 Securities lending
  collateral                              1,919,717      15.5
 Short-term investments                      67,571       0.6
 Cash and cash equivalents                  226,069       1.8
                                        ------------ ---------
          Total investments and
           cash                         $12,366,839     100.0 %
                                        ============ =========




            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement

Supplemental Investment Data (continued):

Fixed maturities portfolio data:

                             ----------- ---------- -------
   Ratings as of September     Held to   Available
    30, 2007:
                              Maturity    for Sale   Total
                             ----------- ---------- -------

                    Aaa             11.1%      55.2%   66.3%
                    Aa               2.2       26.8    29.0
                    A                0.5        3.5     4.0
                    Baa                -        0.4     0.4
                    Not
                     rated             -        0.3     0.3
                             ----------- ---------- -------
                      Total         13.8%      86.2%  100.0%
                             =========== ========== =======

   Duration as of September
    30, 2007:                       5.7 years

Other investment data:

                               Three Months Ended   Nine Months Ended
                                 September 30,        September 30,
                             ---------------------- -----------------
                                 2007       2006     2007      2006
                             ----------- ---------- --------  --------

Pre-tax yield on fixed
 maturity portfolio (a)              4.5%       4.4%    4.4%      4.4%

Effective tax rate on net
 investment income (b)              15.8%      14.8%   16.8%     16.0%

(a)Represents annualized pre-tax net investment income from fixed maturities for the periods indicated divided by the average balance sheet carrying value of the fixed maturity portfolio for such periods.
(b)Represents the portion of income tax expense related to net investment income divided by net investment income.

Other Data:
                             (Estimated)
                              September  December
                                  30,        31,
                                 2007       2006
                             ----------- ----------
                                 (in thousands)
Statutory surplus of
 Transatlantic Reinsurance
 Company                      $3,461,000 $3,059,483


    CONTACT: Transatlantic Holdings, Inc., New York
             Steven S. Skalicky, 212-770-2040